                                                                   EXHIBIT 10.10

            AMENDMENT NUMBER FOUR TO REVOLVING CREDIT LOAN AGREEMENT

     THIS AMENDMENT NUMBER FOUR TO REVOLVING CREDIT LOAN AGREEMENT dated as of July 13, 1994 (the "Amendment") is entered into by and between ADAPTEC, INC., a California corporation (the "Borrower"), and COMERICA BANK-CALIFORNIA (formerly known as Plaza Bank of Commerce), a California banking corporation (the "Bank").

                                  WITNESSETH:

     WHEREAS, the Borrower and the Bank entered into the Revolving Credit Loan Agreement dated as of June 3, 1992, as amended by Amendment Number One dated as of August 21, 1992, Amendment Number Two dated as of December 31, 1992, and Amendment Number Three dated as of April 29, 1994 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Agreement"); and

     WHEREAS, the Borrower and the Bank desire to amend the Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the Borrower and the Bank agree as follows:

     1. Capitalized terms used in this Amendment and not otherwise defined shall have the respective meanings set forth in the Agreement.

     2. Section 6.2 of the Agreement is hereby amended to read in its entirety as follows:

          '6.2 Stock Acquisition. Purchase, redeem, retire or otherwise acquire any of the shares of its capital stock, or make any commitment to do so, in amounts which are, in the aggregate, greater than (a) Thirty Million Dollars ($30,000,000) in the Borrower's fiscal year ending March 31, 1995, and (b) Ten Million Dollars ($10,000,000) in any other fiscal year of the Borrower. Any such amount which is unused in any fiscal year shall not be available to carry forward for use in any subsequent fiscal year.'

     3. The Borrower hereby represents and warrants to the Bank that (a) the representations and warranties contained in the Agreement are true in all material respects on and as of the date of this Amendment, and (b) no Default has occurred and is continuing.
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     4. Except as specifically amended pursuant to the foregoing paragraphs of this Amendment, all recitals, representations, warranties, covenants, undertakings, promises, indemnities, terms, conditions and provisions of the Agreement shall remain in full force and effect and shall be and remain unaffected by this Amendment.

     5. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. The Amendment and the Agreement constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective when executed by each of the parties hereto and delivered to the Bank.

     6. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of California other than principles of conflicts of laws.

     IN WITNESS WHEREOF, the Borrower and the Bank have caused this Amendment to be executed by their duly authorized officers as of the day and year first written above.

                                          ADAPTEC, INC

                                          By: /s/  CHRISTOPHER G. O'MEARA

                                            ------------------------------------
                                                 Christopher G. O'Meara

                                          Its: Vice President and Treasurer

                                          COMERICA BANK-CALIFORNIA
                                            (formerly known as Plaza)
                                            Bank of Commerce)

                                          By: /s/  LORI EDWARDS

                                            ------------------------------------
                                                 Lori Edwards

                                          Its: First Vice President

                                       2
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                            AMENDMENT NUMBER FIVE TO
                        REVOLVING CREDIT LOAN AGREEMENT

     THIS AMENDMENT NUMBER FIVE TO REVOLVING CREDIT LOAN AGREEMENT dated as of September 21, 1994 (the "Amendment") is entered into by and between ADAPTEC, INC., a California corporation (the "Borrower"), and COMERICA BANK-CALIFORNIA (formerly known as Plaza Bank of Commerce), a California banking corporation (the "Bank").

                                  WITNESSETH:

     WHEREAS, the Borrower and the Bank entered into the Revolving Credit Loan Agreement dated as of June 3, 1992, as amended by Amendment Number One dated as of August 21, 1992, Amendment Number Two dated as of December 31, 1992, Amendment Number Three dated as of April 29, 1994, and Amendment Number Four dated as of July 13, 1994 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Agreement"); and

     WHEREAS, the Borrower and the Bank desire to amend the Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the Borrower and the Bank agree as follows:

     1. Capitalized terms used in this Amendment and not otherwise defined shall have the respective meanings set forth in the Agreement.

     2. Section 6.2 of the Agreement is hereby amended to read in its entirety as follows:

          '6.2 Stock Acquisition. Purchase, redeem, retire or otherwise acquire any of the shares of its capital stock, or make any commitment to do so, in amounts which are, in the aggregate, greater than (a) Fifty Million Dollars ($50,000,000) in the Borrower's fiscal year ending March 31, 1995, and (b) Ten Million Dollars ($10,000,000) in any other fiscal year of the Borrower. Any such amount which is unused in any fiscal year shall not be available to carry forward for use in any subsequent fiscal year.'

     3. The Borrower hereby represents and warrants to the Bank that (a) the representations and warranties contained in the Agreement are true in all material respects on and as of the date of this Amendment, and (b) no Default has occurred and is continuing.
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     4. Except as specifically amended pursuant to the foregoing paragraphs of this Amendment, all recitals, representations, warranties, covenants, undertakings, promises, indemnities, terms, conditions and provisions of the Agreement shall remain in full force and effect and shall be and remain unaffected by this Amendment.

     5. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and the Agreement constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective when executed by each of the parties hereto and delivered to the Bank.

     6. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of California other than principles of conflicts of law.

     IN WITNESS WHEREOF, the Borrower and the Bank have caused this Amendment to be executed by their duly authorized officers as of the day and year first written above.

                                          ADAPTEC, INC.

                                          By: /s/ CHRISTOPHER G. O'MEARA

                                            ------------------------------------
                                            Christopher G. O'Meara
                                            Its: Vice President and Treasurer

                                          COMERICA BANK-CALIFORNIA
                                            (formerly known as Plaza)
                                            Bank of Commerce)

                                          By: /s/ LORI EDWARDS

                                            ------------------------------------
                                            Lori Edwards
                                            Its: First Vice President

                            AMENDMENT NUMBER SIX TO
                        REVOLVING CREDIT LOAN AGREEMENT

     THIS AMENDMENT NUMBER SIX TO REVOLVING CREDIT LOAN AGREEMENT dated as of December 9, 1994 (the "Amendment") is entered into by and between ADAPTEC, INC., a California corporation (the "Borrower"), and COMERICA BANK-CALIFORNIA (formerly known as Plaza Bank of Commerce), a California banking corporation (the "Bank").

                              W I T N E S S E T H:

     WHEREAS, the Borrower and the Bank are parties to a certain Revolving Credit Loan Agreement dated as of June 3, 1992, as amended by Amendment Number One dated as of August 21, 1992, Amendment Number Two dated as of December 31, 1992, Amendment Number Three dated as of April 29, 1994, Amendment Number Four dated as of July 13, 1994, and Amendment Number Five dated as of September 21, 1994 (as so amended, the "Agreement"); and

     WHEREAS, the Borrower and the Bank desire to amend the Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the Borrower and the Bank agree as follows:

     1. Capitalized terms used in this Amendment and not otherwise defined shall have the respective meanings set forth in the Agreement.

     2. The definition of "Termination Date" set forth in Section 1.1 of the Agreement is hereby amended to read in its entirety as follows:

          ' "Termination Date" shall mean December 31, 1996 (or such later date as extended pursuant to Section 2.6 or such earlier date on which the Borrower shall permanently terminate the Bank's commitment under Section 2.14).'

     3. Section 2.12.1 of the Agreement is hereby amended to read in its entirety as follows:

          ' 2.12.1 Commitment Fees. The Borrower shall pay to the Bank a commitment fee for the period from the Effective Date to and including the Termination Date equal to the average daily excess of the Commitment Amount over the sum of (a) the aggregate outstanding
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     principal amount of all outstanding Revolving Loans, plus (b) the aggregate outstanding Letter of Credit Face Amounts of all outstanding standby
     Letters of Credit, plus (c) the aggregate outstanding principal amount of all Letter of Credit Loans outstanding, multiplied by (i) from the Effective Date to and including November 30, 1994, three-eighths of one percent (0.375%) per annum, and (ii) from December 1, 1994 to and including the Termination Date, one-quarter of one percent (0.25%), in each case based on a year of 360 days for the actual number of days elapsed. Such commitment fees shall be computed without regard to any Default and shall be paid in arrears on the last day of each March, June, September and December, commencing September 30, 1992, and also on the Termination Date.'

     4. The Borrower hereby represents and warrants to the Bank that (a) the representations and warrants contained in the Agreement are true in all material respects on and as of the date of this Amendment, and (b) no Default has occurred and is continuing.

     5. Except as specifically amended pursuant to the foregoing paragraphs of this Amendment, all recitals, representations, warranties, covenants, undertakings, promises, indemnities, terms, conditions and provisions of the Agreement shall remain in full force and effect and shall be and remain unaffected by this Amendment.

     6. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and the Agreement constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective when executed by each of the parties hereto and delivered to the Bank.

     7. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of California other than principles of conflicts of laws.

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

     IN WITNESS WHEREOF, the Borrower and the Bank have caused this Amendment to be executed by their duly authorized officers as of the day and year first written above.

                                          ADAPTEC, INC.

                                          By: /s/ CHRISTOPHER G. O'MEARA

                                            ------------------------------------
                                            Christopher G. O'Meara
                                            Vice President and Treasurer

                                          COMERICA BANK-CALIFORNIA
                                          (formerly known as Plaza Bank
                                          of Commerce)

                                          By: /s/ LORI EDWARDS

                                            ------------------------------------
                                            Lori S. Edwards
                                            First Vice President

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